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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 19, 2006

                           TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

           NEW YORK                     0-10592                 14-1630287
State or Other Jurisdiction of     Commission File No.       I.R.S. Employer
Incorporation or Organization                             Identification Number

                5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                  (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                               Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

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TrustCo Bank Corp NY


Item 1.01.     Entry Into A Material Definitive Agreement
----------     ------------------------------------------

               On December 19, 2006, The Board of Directors of TrustCo Bank Corp NY ("TrustCo") amended Section 3.1 of the Amended and Restated Trustco Bank Executive Officer Incentive Plan ("the Plan") with respect to incentive award percentages.

               The Board of Directors of TrustCo modified the Plan to alter return on equity targets to offset increases in capital as a result of accounting changes that became effective in 2006.

               Attached is a copy of the Plan Amendment labeled as Exhibit
               99(a).

Item 5.02.     Departure of Directors or Certain Officers; Election of
----------     -------------------------------------------------------
               Directors; Appointment of Certain Officers; Compensatory
               --------------------------------------------------------
               Arrangements of Certain Officers
               --------------------------------

               Please refer to Item 1.01 for description.

Item 9.01.     Financial Statements and Exhibits
----------     ---------------------------------

               (c)     Exhibits

               Reg S-K Exhibit No.      Description
               -------------------      -----------

                     99(a) Amendment No. 3 to the Amended and Restated Trustco Bank Executive Officer Incentive Plan.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 19, 2006

                                               TrustCo Bank Corp NY
                                               (Registrant)


                                               By:/s/ Robert T. Cushing
                                                  ----------------------------
                                                  Robert T. Cushing
                                                  Executive Vice President and
                                                  Chief Financial Officer



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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.                  Description                         Page
------------------         -------------------------------              -------
      99(a)                Amendment No. 3 to the Amended and            5 - 6
                           Restated Executive Officer Incentive Plan.
















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                                                             Exhibit 99 (a)


                                 AMENDMENT NO. 3
                                      TO
                 TRUSTCO BANK EXECUTIVE OFFICER INCENTIVE PLAN,
                   AS AMENDED AND RESTATED SEPTEMBER 18, 2001


     WHEREAS, Trustco Bank (hereinafter referred to as (the "Bank") maintains the Trustco Bank Executive Officer Incentive Plan (hereinafter referred to as the "Plan"); and

     WHEREAS, the Corporation desires to amend said Plan, effective as of

January 1, 2006;

     NOW, THEREFORE, the Corporation does hereby amend the Plan, effective as of January 1, 2006, as follows:
                                                                  I.

     Section 3.1 of the Plan is hereby deleted and the following is substituted in lieu thereof:

              Section 3.1. A Participant will be entitled to an Incentive
         Award for each Plan Year in which the Return on Equity of TrustCo Bank Corp NY equals or exceeds 13%. The Incentive Award will be an amount equal to his Base Salary multiplied by a bonus percentage based on the Return on Equity of TrustCo Bank Corp NY as set forth in the following table:

                   Return on Equity                     Bonus Percentage
                   ----------------                     ----------------
                         13%                                   40%
                         14%                                   50%
                         15%                                   60%
                         16%                                   75%
                         17%                                   90%
                         18%                                  105%
                         19%                                  125%

                -----------------------------------------------------------
                 The bonus percentage will be further increased by 15% for each percentage point the Return on Equity of TrustCo Bank Corp NY exceeds 19%.
                -----------------------------------------------------------




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IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 3 to be executed by its duly authorized officer as of the 19th day of December, 2006.

ATTEST:
                                            TRUSTCO BANK

/s/ Thomas M. Poitras                  By:  /s/  Robert J. McCormick
---------------------------                 -----------------------------------
     Secretary                              President & Chief Executive Officer









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